UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): December 7, 2006 (December 1, 2006)

Psychiatric Solutions, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-20488	23-2491707
(State or Other	(Commission File Number)	(IRS Employer
Jurisdiction of		Identification
Incorporation)		No.)
6640 Carothers Parkway, Suite 500, Franklin, Tennessee 37067
(Address of Principal Executive Offices)
(615) 312-5700
(Registrant’s Telephone Number, including Area Code)
840 Crescent Centre Drive, Suite 460, Franklin, Tennessee 37067
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 2.01. Completion of Acquisition or Disposition of Assets
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 9.01. Financial Statements and Exhibits
SIGNATURES
INDEX TO EXHIBITS
Ex-2 Amended and Restated Stock Purchase Agreement
Ex-10 Amendment No.1 Second Amended and Restated Credit Agreement
Ex-99 December 4, 2006 Press Release

Item 1.01. Entry into a Material Definitive Agreement.
     On December 1, 2006, Psychiatric Solutions, Inc. (the “Company”) entered into Amendment No. 1 (the “Amendment”) to the Company’s Second Amended and Restated Credit Agreement (as amended, the “Amended and Restated Credit Agreement”) by and among the Company, BHC Holdings, Inc., a Delaware corporation (“BHC”), Premier Behavioral Solutions, Inc., a Delaware corporation (“PBS”), Alternative Behavioral Services, Inc., a Virginia corporation (“ABS” and collectively with the Company, BHC and PBS, the “Borrowers”), the subsidiaries of the Company party thereto as guarantors (the “Guarantors”), Citicorp North America, Inc., as Term Loan Facility Administrative Agent, Bank of America, N.A., as Revolving Credit Facility Administrative Agent, and Citigroup Global Markets Inc. and Banc of America Securities LLC, as the Arrangers. The Amendment increased the Company’s revolving line of credit from $150 million to $300 million and increased its existing term loan facility by $150 million to an aggregate principal amount of $475 million (of which $125 million has been permanently repaid and is no longer outstanding). The proceeds of the additional term loan were used to finance a portion of the purchase price for the Acquisition (as defined below) and the remainder of the purchase price was financed through the Company’s revolving line of credit.
     The revolving line of credit and the term loans under the Amended and Restated Credit Agreement accrue interest at the Company’s choice of the “Base Rate” or the “Eurodollar Rate” plus an applicable margin (as defined in the Amended and Restated Credit Agreement). The “Base Rate” and “Eurodollar Rate” fluctuate based upon market rates and certain leverage ratios (as defined in the Amended and Restated Credit Agreement). With the Amendment, the Company improved the interest rate on its revolving line of credit by 25 basis points as the applicable margin was reduced by such amount. The Company must pay various fees set forth in the Amended and Restated Credit Agreement.
     The revolving line of credit made pursuant to the Amended and Restated Credit Agreement matures on December 21, 2009 and the term loan facility made pursuant to the Amended and Restated Credit Agreement matures on July 1, 2012.
     The obligations of the Borrowers under the Amended and Restated Credit Agreement are guaranteed by the Guarantors and are secured by a security interest in substantially all of the real and personal property of the Borrowers and the Guarantors. The Amended and Restated Credit Agreement contains customary covenants that, subject to certain exceptions, include: (1) a limitation on capital expenditures and investments, sales of assets, mergers, changes of ownership, new principal lines of business, indebtedness, liens, transactions with affiliates, dividends and redemptions; (2) various financial covenants; and (3) cross-default covenants triggered by a default of any other indebtedness of at least $5 million.
     The Amended and Restated Credit Agreement contains customary events of default (subject in certain cases to customary grace and cure periods) including, among other things, payment defaults, the failure to meet financial tests, material inaccuracies of representations and warranties, breach of covenants, cross-defaults to other indebtedness, bankruptcy and insolvency defaults, and the occurrence of certain change of control events. A default under the Amended and Restated Credit Agreement would permit the lenders to restrict the Company’s ability to borrow under the Amended and Restated Credit Agreement and to require the immediate repayment of any unpaid principal and interest thereon outstanding under the Amended and Restated Credit Agreement.

Item 2.01. Completion of Acquisition or Disposition of Assets.
     On December 1, 2006, pursuant to an Amended and Restated Stock Purchase Agreement, dated as of October 27, 2006 (the “Purchase Agreement”), by and between the Company and FHC Health Systems, Inc. (“Seller”), the Company acquired all of the outstanding capital stock of Alternative Behavioral Services, Inc., a Virginia corporation (“ABS”), for a cash purchase price of $210 million (the “Acquisition”). ABS owns and operates through its subsidiaries nine inpatient behavioral health care facilities that have approximately 1,050 beds. The Company financed the purchase price for the Acquisition through the additional term loan issued pursuant to the Amendment and the remainder was paid by drawing down on the Company’s revolving line of credit. On December 4, 2006, the Company issued a press release announcing the consummation of the Acquisition. The press release is filed as Exhibit 99 hereto and incorporated herein by reference.
     The description of the Purchase Agreement and the Acquisition set forth herein does not purport to be complete and is subject to and qualified in its entirety by reference to the text of the Purchase Agreement, a copy of which is included as Exhibit 2 hereto and incorporated herein by reference.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     The information provided under Item 1.01 is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.
2	Amended and Restated Stock Purchase Agreement, dated as of October 27, 2006, by and between FHC Health Systems, Inc. and Psychiatric Solutions, Inc.

10	Amendment No. 1 to Psychiatric Solutions, Inc.’s Second Amended and Restated Credit Agreement, dated as of December 1, 2006, by and between Psychiatric Solutions, Inc., a Delaware corporation, BHC Holdings, Inc., a Delaware corporation, Premier Behavioral Solutions, Inc., a Delaware corporation, Alternative Behavioral Services, Inc., a Virginia corporation, the subsidiaries of Psychiatric Solutions, Inc. party thereto as guarantors, Citicorp North America, Inc., as Term Loan Facility Administrative Agent, Bank of America, N.A., as Revolving Credit Facility Administrative Agent, Citigroup Global Markets Inc. and Banc of America Securities LLC, as the Arrangers.

99	Press Release of Psychiatric Solutions, Inc., dated December 4, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PSYCHIATRIC SOLUTIONS, INC.

Date: December 7, 2006	By:	/s/ Christopher L. Howard

Christopher L. Howard
Executive Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibits
2	Amended and Restated Stock Purchase Agreement, dated as of October 27, 2006, by and between FHC Health Systems, Inc. and Psychiatric Solutions, Inc.

10	Amendment No. 1 to Psychiatric Solutions, Inc.’s Second Amended and Restated Credit Agreement, dated as of December 1, 2006, by and between Psychiatric Solutions, Inc., a Delaware corporation, BHC Holdings, Inc., a Delaware corporation, Premier Behavioral Solutions, Inc., a Delaware corporation, Alternative Behavioral Services, Inc., a Virginia corporation, the subsidiaries of Psychiatric Solutions, Inc. party thereto as guarantors, Citicorp North America, Inc., as Term Loan Facility Administrative Agent, Bank of America, N.A., as Revolving Credit Facility Administrative Agent, Citigroup Global Markets Inc. and Banc of America Securities LLC, as the Arrangers.

99	Press Release of Psychiatric Solutions, Inc., dated December 4, 2006.